John Hancock Variable Insurance Trust

Supplement dated June 21, 2018

to the current Prospectus dated April 30, 2018 (the “Prospectus”)

On June 21, 2018, the Board of Trustees of the Trust approved changing the principal investment strategies of Global Bond Trust and International Growth Stock Trust, as well as the advisory fees for Core Bond Trust and Small Cap Value Trust, as detailed below.

Global Bond Trust (the “fund”)

Effective June 21, 2018, principal investment strategies of the fund are amended and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States). These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, and may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

In selecting securities for the fund, the subadvisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadvisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed-income securities in which the fund may invest include the following securities which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

■	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

■	corporate debt securities of U.S. and foreign issuers, including convertible securities and corporate commercial paper;

■	mortgage-backed and other asset-backed securities;

■	inflation-indexed bonds issued by both governments and corporations;

■	bank capital and trust preferred securities;

■	structured notes, including hybrid or "indexed" securities and event-linked bonds;

■	loan participations and assignments;

■	delayed funding loans and revolving credit facilities;

■	bank certificates of deposit, fixed time deposits and bankers' acceptances;

■	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

■	repurchase agreements and reverse repurchase agreements;

■	obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

■	obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

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Depending on the subadvisor's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments that are economically tied to foreign (non-U.S.) countries will normally be at least 25% of the fund's net assets. The fund may invest, without limitation, in securities and instruments that are economically tied to emerging countries. The fund may invest up to 20% of its total assets in fixed-income securities of any rating. The fund may invest in baskets of foreign currencies (such as the euro) and directly in currencies. The average portfolio duration of the fund normally varies within three years (plus or minus) of the duration of the benchmark index, as calculated by the subadvisor.

The fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

The fund may make short sales of a security including short sales "against the box."

The fund is non-diversified, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.

The fund may:

■	purchase and sell options on domestic and foreign securities, securities indexes and currencies,

■	purchase and sell futures and options on futures,

■	purchase and sell currency or securities on a forward basis, and

■	enter into interest rate, index, equity, total return, currency, and credit default swap agreements.

International Growth Stock Trust (the “fund”)

Effective June 21, 2018, principal investment strategies of the fund are amended and restated as follows:

The fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the fund's subadvisor to have potential for earnings or revenue growth. The fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks. The fund invests primarily in the securities of large-capitalization issuers; however, the fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.

The fund invests primarily in equity and depositary receipts of in foreign issuers. The principal types of equity securities in which the fund invests are common and preferred stock. The fund's equity securities investments include China-A Shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The fund invests, under normal circumstances, in issuers economically tied to at least three countries outside of the U.S. The fund may also invest in issuers located in developing countries (emerging markets). Under normal circumstances, the maximum percentage of the fund's net assets that may be invested in these issuers is 1.25 times of the emerging market weight of the MSCI All Country World ex-USA Growth Index.

The fund invests primarily in the securities of large-capitalization issuers and may invest a significant amount of its net assets in the securities of mid-capitalization issuers. The fund can invest in derivative instruments including forward foreign currency contracts and futures. The fund can utilize forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated, though the fund has not typically used these instruments. The fund can also invest in futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk. The fund has the ability to hedge currency exposures created by its investments in foreign securities.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research. The fundamental research primarily focuses on identifying quality growth companies and is supported by quantitative analysis, portfolio construction and risk management. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends.

The portfolio managers' strategy primarily focuses on identifying issuers that they believe have sustainable earnings growth, efficient capital allocation, and attractive prices.

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The fund's portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use various hedging, derivatives and other strategic transactions, including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and currency forwards, described under "Additional Information about the Funds' Principal Risks – Hedging, derivatives and other strategic transactions risk."

Core Bond Trust (the “fund”)

Effective July 1, 2018, the information found under “Fees and expenses” and “Expense example” is amended and restated as follows:

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.57	0.57	0.57
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	0.66	0.86	0.61

1 “Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2018.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund's operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	67	88	62
3 years	211	274	195
5 years	368	477	340
10 years	822	1,061	762

In addition, effective July 1, 2018, the advisory fee schedule for the fund (calculated as a percentage of Aggregate Net Assets), as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

0.690% — first $200 million;

0.640% — next $200 million;

0.570% — next $600 million;

0.560% — next $1 billion; and

0.550% — excess over $2 billion.*

(Aggregate Net Assets include the net assets of the fund and the Core Bond Fund, a series of JHF II.)

*The fee schedule above became effective July 1, 2018.

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Small Cap Value Trust (the “fund”)

Effective July 1, 2018, the information found under “Fees and expenses” and “Expense example” is amended and restated as follows:

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.98	0.98	0.98
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Acquired fund fees and expenses[2]	0.05	0.05	0.05
Total annual fund operating expenses[3]	1.13	1.33	1.08

[1]	“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2018.
[2]	"Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.
[3]	The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average daily net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund's operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	115	135	110
3 years	359	421	343
5 years	622	729	595
10 years	1,375	1,601	1,317

In addition, effective July 1, 2018, the advisory fee schedule for the fund (calculated as a percentage of Aggregate Net Assets), as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

1.030% — first $100 million; and

0.980% — excess over $100 million.*

(Aggregate Net Assets include the net assets of the fund and the Small Cap Value Fund, a series of JHF II.)

*The fee schedule above became effective July 1, 2018.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

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